UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2021

HEALTHCARE SOLUTIONS MANAGEMENT GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-147367	38-3767357
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 School St, Suite 303, Glen Cove NY 11542

(Address of principal executive offices)

(866) 668-2188

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry Into a Material Definitive Agreement.

Ambulatory Surgery Center Development Agreement

On November 26, 2021, Healthcare Solutions Management Group, Inc. (the “Company”), and the Company’s wholly owned subsidiary Healthcare Solutions Holdings, Inc. (“HSH) and HSH’s wholly owned subsidiary HSH Surgical, Inc. (“HSI”) entered into an Ambulatory Surgery Center Development Agreement (the “Agreement”) with Jameson, LLC DBA American Development Partners, a Tennessee limited liability company (together with its subsidiaries, related parties, successors-in-interests, and affiliates, the “Developer”). The term of the Agreement is ten (10) years from November 26, 2021. Pursuant to the Agreement, the Developer agreed to use commercially reasonable efforts to present HSI with “Qualified Projects,” as such term is defined in the Agreement. During the term of the Agreement, the Developer agreed to present HSI with ten (10) Qualified Projects per year, HSI however is not required to accept a Qualified Project. HIS agreed to enter into one hundred (100) Lease Agreements (the “Tenant Commitment”) with an option for twenty-five (25) additional units with anticipated development costs to be approximately fourteen million dollars ($14,000,000) a unit (actual costs will vary based on individual projects) for a total initial commitment of approximately one billion four hundred million dollars ($1,400,000,000) with an option for an additional three hundred and fifty million dollars ($350,000,000); provided that each Lease Agreement relates to a Qualified Project. Pursuant to the Agreement, the Developer has the exclusive rights to develop single tenant HSH Surgical Ambulatory Surgery Center units on a nationwide basis for HSI. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Urgent Care Center Development Agreement

On November 26, 2021, the Company, HSH and HSH’s wholly owned subsidiary Advance Care Medical Holdings, Inc. (“ACM”) entered into an Urgent Care Center Development Agreement (the “UC Agreement”) with Jameson, LLC DBA American Development Partners, a Tennessee limited liability company (together with its subsidiaries, related parties, successors-in-interests, and affiliates, the “Developer”). The term of the UC Agreement is ten (10) years from November 26, 2021. Pursuant to the UC Agreement, the Developer agreed to use commercially reasonable efforts to present ACM with “Qualified Projects,” as such term is defined in the UC Agreement. During the term of the UC Agreement, the Developer agreed to present ACM with seventy-five (75) Qualified Projects per year, however ACM is not required to accept a Qualified Project. ACM agreed to enter into five hundred (500) Lease Agreements (the “Tenant Commitment”) with an option for two hundred (200) additional units with anticipated development costs to be approximately four million five hundred thousand dollars ($4,500,000) a unit (actual costs will vary based on individual projects) or a total initial commitment of approximately two billion two hundred and fifty million dollars ($2,250,000,000.00) with an option for an additional nine hundred million dollars ($900,000,000); provided that each Lease Agreement relates to a Qualified Project. The developer has the exclusive rights to develop single tenant Advance Care Medical Urgent and Comprehensive Care Center units on a nationwide basis for ACM. The foregoing description of the UC Agreement does not purport to be complete and is qualified in its entirety by reference to the UC Agreement, which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

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Common Stock Shares Issued

The entry into the Agreement and the UC Agreement, triggered the issuance by the Company of 81,000,000 shares of its common stock to the following parties in the following amounts (the “Shares”).

The issuance of the Shares were triggered pursuant to:

•	A management consulting agreement with Black Label Services, Inc., dated October 1, 2018.

•	A management consulting agreement with Jackson Hole Medical Advisors, Inc., dated October 1, 2018.

•	An employment agreement with Jonathan Loutzenhiser, dated July 15, 2018.

•	A consulting services agreement with 168 Capital, Inc., dated October 1, 2018.

•	A consulting services agreement with Alpha Properties LLC., dated October 1, 2018.

•	A consulting services agreement with Stin Marketing Group LLC., dated October 1, 2018.

Item 3.02 - Unregistered Sales of Equity Securities.

The disclosures in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.02. The issuance of the Shares described in Item 1.01 was made in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), in reliance upon exemptions from the registration requirements of the Act in transactions not involving a public offering.

Item 7.01 - Regulation FD Disclosure.

On December 2, 2021, the Company issued a press release (the “Press Release”) announcing the Company’s symbol change as discussed in Item 8.01 hereof. The disclosures in Item 8.01 of this Current Report on Form 8-K are incorporated by reference into this Item 7.01.

The Press Release is furnished hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in the Press Release is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 - Other Events.

As disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission by Healthcare Solutions Management Group, Inc. (the “Company”) on November 4, 2021, the Company’s trading symbol for its common stock as of October 29, 2021 was “VRTYD” and that after 20 business days of such date, the symbol would change to “HSMD.” The symbol changed accordingly on November 26, 2021.

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Item 9.01 - Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

10.1*	Ambulatory Surgery Center Development Agreement dated November 26, 2021.
10.2*	Urgent Care Center Development Agreement dated November 26, 2021.
99.1**	Press Release of the Issuer dated December 2, 2021.
104*	Cover Page Interactive Data File (formatted as Inline XBRL)

_______

*	Filed herewith.
**	Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Solutions Management Group, Inc

Date: December 2, 2021	/s/ Justin Smith
Justin Smith

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